Supplement dated January 27, 2017
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I	1/1/2017
Effective immediately, the list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Cole, CFA	Senior Portfolio Manager	Co-manager	2015
Wayne Collette, CFA	Senior Portfolio Manager	Co-manager	2006
Lawrence Lin, CFA	Senior Portfolio Manager	Co-manager	2007
The rest of the section remains the same.
Effective immediately, the caption "Portfolio Managers” and the information beneath it, in the “More Information About the Fund — Primary Service Providers” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Cole, CFA	Senior Portfolio Manager	Co-manager	2015
Wayne Collette, CFA	Senior Portfolio Manager	Co-manager	2006
Lawrence Lin, CFA	Senior Portfolio Manager	Co-manager	2007
Mr. Cole joined the Investment Manager in 2014. Prior to joining the Investment Manager, Mr. Cole was a senior portfolio manager at Manulife Asset Management from 2008 to 2014. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.
Mr. Collette joined one of the Columbia Management legacy firms or acquired business lines in 2001. Mr. Collette began his investment career in 1996 and earned a B.A. from Brandeis University and an M.B.A. in finance from the Columbia Business School at Columbia University.
Mr. Lin joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Lin began his investment career in 1998 and earned a B.S. from the University of Southern California.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP226_08_004_(01/17)